Definitive Transaction Agreement (Details Narrative)	12 Months Ended
Oct. 31, 2018
Grown Rogue Unlimited LLC [Member]
Reserve Quantities [Line Items]
Definitive transaction agreement, description	On the closing date of the Transaction, Novicius acquired the business of the Company and the funds raised by Grown Rogue Canada. Effective November 1, 2018, in preparation for the Transaction, Novicius completed a consolidation of its common shares on the basis of 1.4 pre-consolidated common shares for 1 post-consolidated common share (a “Resulting issuer Share”) and changed its name to “Grown Rogue International Inc.”. In consideration for all of the equity interests of the Company, the unitholders and warrant holders of the Company received an aggregate of 60,746,202 resulting Issuer Shares at a deemed price of $0.44 per share and 5,446,202 Resulting Issuer Warrants with an exercise price of $0.55 per share. The transaction closed on November 15, 2018.